UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 29, 2014

DIRECTV
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the stockholders of DIRECTV was held on April 29, 2014. As of March 3, 2014, the record date for the Annual Meeting, there were 509,952,968 shares outstanding. At the Annual Meeting, 434,758,805 shares, or approximately 85.25% of the eligible voting shares were represented either in person or by proxy.
At the meeting, the stockholders voted on the following items:
1. To elect nominees to the Board of Directors for the term as described in the proxy statement of DIRECTV.
The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2015 annual meeting of stockholders.

Director	For	Against	Abstain	Broker Non-Vote
Neil Austrian	384,093,806	6,754,975	2,366,835	41,543,189
Ralph Boyd, Jr.	381,923,591	2,128,206	9,163,819	41,543,189
Abelardo Bru	382,113,326	1,959,861	9,142,429	41,543,189
David Dillon	382,441,055	1,628,765	9,145,796	41,543,189
Samuel DiPiazza, Jr.	382,409,491	1,665,083	9,141,042	41,543,189
Dixon Doll	382,366,307	1,701,532	9,147,777	41,543,189
Charles Lee	380,487,222	2,373,494	10,354,900	41,543,189
Peter Lund	384,062,164	6,777,198	2,376,254	41,543,189
Nancy Newcomb	382,472,942	1,626,383	9,116,291	41,543,189
Lorrie Norrington	382,372,914	1,735,994	9,106,708	41,543,189
Anthony Vinciquerra	382,567,392	1,511,280	9,136,944	41,543,189
Michael White	371,954,513	16,670,039	4,591,064	41,543,189

2. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2014.
This proposal was approved by the votes indicated below. There were no broker non-votes on this proposal.

For	Against	Abstain
429,752,368	3,788,545	1,217,892

3. Advisory vote on compensation of our named executive officers.
This proposal was approved by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
368,646,521	16,494,634	8,074,461	41,543,189

4. Shareholder proposal to adopt a policy that there would be no accelerated vesting of performance-based equity awards upon a change in control.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
99,018,364	292,681,596	1,515,656	41,543,189

5. Shareholder proposal to require senior executives to retain 50% of net after-tax shares acquired through pay programs until reaching normal retirement age.
This proposal was defeated by the votes indicated below.

For	Against	Abstained	Broker Non-Vote
82,313,150	309,163,388	1,739,078	41,543,189

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)
Date: May 5, 2014
By:    /s/ Larry D. Hunter___________ Name:    Larry D. Hunter

Title:    Executive Vice President and
    General Counsel